Rule 497(e)
                                                       Registration No. 33-83822

                          CVO GREATER CHINA FUND, INC.

                         SUPPLEMENT DATED JUNE 30, 1997
                        TO PROSPECTUS DATED MAY 30, 1997



THE FOLLOWING TEXT REPLACES THE FIRST PARAGRAPH UNDER THE HEADING "REDEMPTION OF SHARES" ON PAGE 33 OF THE PROSPECTUS:

         Shares of the Fund may be redeemed by mail, or, if authorized, by telephone. No charge is made for redemptions, except for the early redemption charge described below. The value of the shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund. An early redemption charge may be levied on investors who hold Fund shares for less than nine months. The charge will be equal to two percent (2%) of the net asset value, at the redemption date, of shares redeemed within nine months of their purchase. (For this purpose, investors will be deemed to redeem their earliest-purchased shares unless the investor specifies otherwise.) The charge will be paid to the Fund. The early redemption charge may be waived with respect to a particular investor in circumstances where it is clear that the investor is not engaging in market-timing activities.